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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 JULY 6, 1999



                             MCLEODUSA INCORPORATED

            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    DELAWARE                     0-20763                   42-1407240

    (STATE OR OTHER              COMMISSION                (IRS EMPLOYER
    JURISDICTION                 FILE NUMBER)              IDENTIFICATION
    OF INCORPORATION)                                      NUMBER)



    MCLEODUSA TECHNOLOGY PARK
    6400 C STREET, S.W., P.O. BOX 3177,
    CEDAR RAPIDS, IA                                       52406-3177

    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (319) 364-0000


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5. OTHER EVENTS

        On July 6, 1999, McLeodUSA Incorporated (the "Company") was informed that all of the shares of its Class A common stock, par value $.01, previously registered for resale on a Registration Statement on Form S-3 filed with the Securities and Exchange Commission on May 14, 1999 (File No. 333-78561) had been resold into public markets.

        No further resales of the Company's Class A common stock will be made under cover of this Registration Statement.

                                     * * *
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         McLeodUSA Incorporated


Date:  July 7, 1999                      By: /s/ Randall Rings
       ------------                         --------------------------------
                                            Randall Rings
                                            Vice President, Secretary and
                                            General Counsel